UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska, 8137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska, 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  12/31/13

Item 1.  Reports to Stockholders.

Class A Shares (BHTAX)

Class C Shares (BHTCX)

Annual Report

December 31, 2013

1-877-760-0005

www.bh-adv.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

December 31, 2013

Dear Fund Investors,

Happy New Year to our fund holders and a thankful recognition to 2013! In spite of the many concerns presented throughout the year, Syria, US fiscal cliff, Fed tapering, US debt default, China recession, et al., 2013 provided equity investors with superb returns while both the gold and fixed income segments suffered their first annual losses in quite some time. Equity markets were favored due to ongoing assurances of an easy monetary policy by the US Federal Reserve and a steadily improving economic backdrop. As the financial meltdown of 2008 recedes into the past, investors have embraced the possibility of healthier and more stable financial markets. The rotation from safety to investment continues with investors seeking to benefit from improved prosperity and earnings growth via increased equity participation. The segments that outperformed for the year, including Industrials, Financials and Technology, confirm investors’ confidence. This strongly supports the revisions we have undertaken in our fund and echoes our sentiments from previous quarterly commentaries.

For the Beech Hill Total Return Fund, this year was one of significant strategic transition. In the face of rising rates and an improving global economic outlook we have minimized our traditional fixed income positions, adding to our equity allocation. Tactically, we continued to add to growth and economically sensitive sectors within the equity portion of the portfolio, reducing the defensive nature of the fund. For income we continue to believe higher yielding equities with increasing dividends and earnings growth will outperform bonds in a rising interest rate cycle. This has served to improve returns and capital appreciation potential while lessening the risk from rising interest rates. For the year, our fund finished up 18.87%/17.98% for the A/C shares respectively, with the equity portion returning approximately 20% and fixed income providing 16% gains. We lagged the major US equity indexes through the first half of 2013 due to our more defensive posture and larger fixed income and cash allocations. As we repositioned, we were able to more readily keep pace in the latter half of the year providing the bulk of our gains for the year. We feel appropriately allocated for continued market gains with cash reserves to be deployed opportunistically during periods of volatility (less professionally known as market declines).

Our strategy going forward remains consistent. We believe the economy continues to improve and will be reflected in rising share prices. There will of course be the normal vacillations in market prices, however, they are to be looked at as opportunities for investment until economic or individual corporate data points reflect otherwise. We continue to shift to more growth oriented positions at reasonable valuations thereby providing capital appreciation potential. We will continue to make portfolio revisions in order to weed out weaker holdings and continue to upgrade our individual portfolio positions in an attempt to improve returns. We look forward to a prosperous 2014 and as always, protection of investor’s principal is our paramount concern. ❖

Best regards,

Beech Hill Advisors

0219-NLD-1/15/2014

1

Beech Hill Total Return Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2013

The Fund’s performance figures* for the year ended December 31, 2013, as compared to its benchmark:

	1 Year	Since Inception***
Beech Hill Total Return Fund Class A	18.87%	5.94%
Beech Hill Total Return Fund Class A with load	14.09%	4.46%
Beech Hill Total Return Fund Class C	17.98%	5.15%
S&P 500 Total Return Index **	32.39%	15.51%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.00%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annual operating expense, after fee waiver and/or reimbursements, including underlying fund fees, are 1.76% for Class A shares, 2.51% for Class C shares per the April 30, 2013, prospectus. For performance information current to the most recent month-end, please call toll-free 1-877-760-0005.

**	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

***	Inception date is January 24, 2011.

 Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry	% of Net Assets
Pharmaceuticals	16.3%
Private Equity	7.9%
Internet	7.7%
Pipelines	7.7%
Computers	7.0%
Oil & Gas Services	6.0%
Real Estate Investment Trusts	5.1%
Telecommunications	5.1%
Miscellaneous Manufacturing	5.0%
Chemicals	3.4%
Other / Cash & Cash Equivalents	28.8%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

2

Beech Hill Total Return Fund

PORTFOLIO OF INVESTMENTS

December 31, 2013

Shares		Value
	COMMON STOCK - 88.1%
	CHEMICALS - 3.4%
4,000	LyondellBasell Industries NV	$321,120

	COMPUTERS - 7.0%
625	Apple, Inc.	350,694
12,000	EMC Corp.	301,800
		652,494
	ENTERTAINMENT - 2.1%
10,000	Regal Entertainment Group	194,500

	INTERNET - 7.7%
7,000	eBay, Inc. *	384,230
6,000	Facebook, Inc. *	327,960
		712,190
	MACHINERY - CONSTRUCTION & MINING - 2.7%
6,000	Terex Corp.	251,940

	MACHINERY - DIVERSIFIED - 3.1%
3,000	Chart Industries, Inc. *	286,920

	MEDIA - 2.5%
4,500	Comcast Corp.	233,842

	MISCELLANEOUS MANUFACTURING - 5.0%
8,000	General Electric Co.	224,240
6,500	Textron, Inc.	238,940
		463,180
	OIL & GAS - 1.3%
3,000	Seadrill Ltd.	123,240

	OIL & GAS SERVICES - 6.0%
3,000	Cameron International Corp. *	178,590
2,500	Schlumberger, Ltd.	225,275
10,000	Weatherford International Ltd/Switzerland *	154,900
		558,765

See accompanying notes to financial statements.

3

Beech Hill Total Return Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value
	PHARMACEUTICALS - 16.3%
5,000	Express Scripts Holding Co. *	$351,200
4,500	Merck & Co., Inc.	225,225
3,000	Novartis AG - ADR	241,140
6,000	Pfizer, Inc.	183,780
5,000	Sanofi - ADR	268,150
7,500	Zoetis, Inc.	245,175
		1,514,670
	PIPELINES - 7.7%
5,000	Energy Transfer Partners LP	286,250
3,800	Enterprise Products Partners LP	251,940
2,200	Kinder Morgan Energy Partners LP	177,452
		715,642
	PRIVATE EQUITY- 7.9%
12,000	Blackstone Group LP	378,000
10,000	Carlyle Group LP	356,200
		734,200
	REAL ESTATE INVESTMENT TRUSTS - 5.1%
2,000	Digital Realty Trust, Inc.	98,240
4,500	HCP, Inc.	163,441
4,000	Health Care REIT, Inc.	214,280
		475,961
	SOFTWARE - 2.0%
7,000	Qlik Technologies, Inc. *	186,410

	TELECOMMUNICATIONS - 5.1%
6,000	AT&T, Inc.	210,960
6,000	BCE, Inc.	259,740
		470,700
	TRANSPORTATION - 3.2%
4,000	Ryder System, Inc.	295,120

	TOTAL COMMON STOCK (Cost $6,758,839)	8,190,894

See accompanying notes to financial statements.

4

Beech Hill Total Return Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value
	SHORT-TERM INVESTMENTS - 12.2%
	MONEY MARKET FUND - 12.2%
1,137,275	Dreyfus Treasury Prime Cash Management, 0.00%** (Cost $1,137,275)	$1,137,275

	TOTAL INVESTMENTS - 100.3% (Cost $7,896,114) (a)	$9,328,169
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(18,765)
	TOTAL NET ASSETS - 100.0%	$9,309,404

*	Non-Income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2013.

ADR - American Depositary Receipt

LP - Limited Partnership

REIT - Real Estate Investment Trust

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $7,780,455 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,640,980
Unrealized depreciation:	(93,266)
Net unrealized appreciation:	$1,547,714

See accompanying notes to financial statements.

5

Beech Hill Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investment securities:
At cost	$7,896,114
At value	$9,328,169
Dividends and interest receivable	9,553
Reclaim Receivable	4,517
Receivable due from Advisor	2,086
Prepaid expenses and other assets	6,937
TOTAL ASSETS	9,351,262

LIABILITIES
Fees payable to other affiliates	8,702
Distribution (12b-1) fees payable	7,449
Accrued expenses and other liabilities	25,707
TOTAL LIABILITIES	41,858
NET ASSETS	$9,309,404

Composition of Net Assets:
Paid in capital [$0 par value, unlimited shares authorized]	$7,976,434
Accumulated net investment income	117,609
Accumulated net realized loss from investment transactions and foreign currency	(216,671)
Net unrealized appreciation on investments and foreign currency	1,432,032
NET ASSETS	$9,309,404

Net Asset Value Per Share:
Class A Shares:
Net Assets	$790,237
Shares of beneficial interest outstanding	68,644
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)(b)	$11.51
Maximum offering price per share (net asset value plus maximum sales charge of 4.00%) (c)	$11.99

Class C Shares:
Net Assets	$8,519,167
Shares of beneficial interest outstanding	748,635
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$11.38

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $250,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

6

Beech Hill Total Return Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of withholding taxes of $5,751)	$238,267
Interest	22,054
TOTAL INVESTMENT INCOME	260,321

EXPENSES
Investment advisory fees	88,118
Distribution (12b-1) fees:
Class A	1,743
Class C	81,147
Administrative services fees	41,070
Professional fees	34,197
Transfer agent fees	27,756
Accounting services fees	24,342
Compliance officer fees	13,506
Trustees fees and expenses	9,525
Registration fees	5,201
Custodian fees	5,014
Printing and postage expenses	4,453
Non 12b-1 shareholder servicing fees	1,564
Insurance expense	493
Other expenses	1,727
TOTAL EXPENSES	339,856

Less: Fees reimbursed by the Advisor	(124,794)
NET EXPENSES	215,062

NET INVESTMENT INCOME	45,259

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investment transactions	155,760
155,760
Net change in unrealized appreciation on:
Investment transactions	1,261,015

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,416,775

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,462,034

See accompanying notes to financial statements.

7

Beech Hill Total Return Fund

STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
FROM OPERATIONS
Net investment income	$45,259	$128,801
Net realized gain from investment transactions	155,760	13,628
Net change in unrealized appreciation on investments	1,261,015	236,662
Net increase in net assets resulting from operations	1,462,034	379,091

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(3,526)
Class C	—	(72,711)
From return of capital:
Class A	(7,409)	(895)
Class C	(45,420)	(21,993)
From Distributions to shareholders	(52,829)	(99,125)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	216,299	325,811
Class C	999,411	1,393,870
Net asset value of shares issued in reinvestment of distributions:
Class A	7,409	4,421
Class C	45,420	94,704
Redemption fee proceeds:
Class A	—	3
Class C	—	57
Payments for shares redeemed:
Class A	(46,524)	—
Class C	(1,779,687)	(824,055)
Net increase (decrease) in net assets from shares of beneficial interest	(557,672)	994,811

TOTAL INCREASE IN NET ASSETS	851,533	1,274,777

NET ASSETS
Beginning of Year	8,457,871	7,183,094
End of Year *	$9,309,404	$8,457,871
* Includes accumulated net investment income of:	$117,609	$70,924

See accompanying notes to financial statements.

8

Beech Hill Total Return Fund

STATEMENT OF CHANGES IN NET ASSETS (continued)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
SHARE ACTIVITY
Class A:
Shares Sold	21,138	32,712
Shares Reinvested	719	457
Shares Redeemed	(4,349)	—
Net increase in shares of beneficial interest outstanding	17,508	33,169

Class C:
Shares Sold	96,712	144,381
Shares Reinvested	4,486	9,902
Shares Redeemed	(173,263)	(85,764)
Net increase (decrease) in shares of beneficial interest outstanding	(72,065)	68,519

See accompanying notes to financial statements.

9

Beech Hill Total Return Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A				Class C
	Year	Year	Period		Year	Year	Period
	Ended	Ended	Ended		Ended	Ended	Ended
	December 31,	December 31,	December 31,		December 31,	December 31,	December 31,
	2013	2012	2011 (1)		2013	2012	2011 (1)
Net asset value, beginning of period	$9.79	$9.39	$10.00		$9.70	$9.33	$10.00

Activity from investment operations:
Net investment income (loss) (2)	0.12	0.22	0.05		0.05	0.15	(0.02)
Net realized and unrealized loss on investments	1.71	0.35	(0.66)		1.69	0.34	(0.65)
Total from investment operations	1.83	0.57	(0.61)		1.74	0.49	(0.67)

Less distributions from:
Net investment income	—	(0.14)	—		(0.06)	(0.09)	—
Return of capital	(0.11)	(0.03)	—		—	(0.03)	—
Total distributions	(0.11)	(0.17)	—		(0.06)	(0.12)	—

Paid-in-Capital From Redemption Fees (7)	—	—	—		—	—	—

Net asset value, end of period	$11.51	$9.79	$9.39		$11.38	$9.70	$9.33

Total return (3)	18.87%	6.08%	(6.10	)% (6)	17.98%	5.22%	(6.70	)% (6)

Net assets, at end of period (000s)	$790	$500	$169		$8,519	$7,957	$7,014

Ratio of gross expenses to average net assets (4)(5)(8)	3.18%	2.84%	4.34%		3.92%	3.77%	4.32%
Ratio of net expenses to average net assets (5)(8)	1.75%	1.75%	1.75%		2.50%	2.50%	2.50%
Ratio of net investment income (loss) to average net assets (5)(8)	1.19%	2.28%	0.64%		0.46%	1.59%	(0.23)%

Portfolio Turnover Rate	100%	61%	38	% (6)	100%	61%	38	% (6)

(1)	The Beech Hill Total Return Fund’s Class A and Class C shares commenced operations January 24, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	Amount represents less than $0.01 per share.

(8)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

10

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.	ORGANIZATION

The Beech Hill Total Return Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks total return from income and capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A and Class C shares. Class A shares are offered at net asset value plus a maximum sales charge of 4.00%. Class C shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

11

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

12

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$8,190,894	$—	$—	$8,190,894
Short-Term Investments	1,137,275	—	—	1,137,275
Total	$9,328,169	$—	$—	$9,328,169

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

13

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011 and 2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $7,667,995 and $8,465,059, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Beech Hill Advisors, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

14

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2014, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% and 2.50% per annum of the Fund’s average daily net assets for Class A and Class C shares, respectively.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.75% and 2.50% of average daily net assets attributable to Class A and Class C shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.75% and 2.50% of average daily net assets for each share class. If Fund Operating Expenses attributable to Class A and Class C shares subsequently exceed 1.75% and 2.50%, respectively per annum of the average daily net assets, the reimbursements shall be suspended. As of December 31, 2013, fee waivers subject to recapture by the Advisor was $217,261 by December 31, 2014, $100,491 by December 31, 2015 and $124,794 by December 31, 2016.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

For the year ended December 31, 2013, the Advisor reimbursed expenses in the amount of $124,794.

During the year ended December 31, 2013, Beech Hill Advisors, Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund. Beech Hill Advisors, Inc. received $23,543 in brokerage commissions.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

15

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. The Distributor is an affiliate of GFS. For the year ended December 31, 2013, the Distributor received $0 in underwriting commissions for sales of Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, GemCom receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the year ended December 31, 2013, the Fund assessed $0 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid to shareholders for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2012	December 31, 2011
Ordinary Income	$—	$76,237
Long-Term Capital Gains	—	—
Return of Capital	52,829	22,888
	$52,829	$99,125
16

Beech Hill Total Return Fund

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Other	Post October	Unrealized	Total
Ordinary	Long-Term	Loss	Book/Tax	and	Appreciation/	Accumulated
Income	Capital Gains	Carry Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$(129,231)	$—	$(85,490)	$1,547,691	$1,332,970

The difference between book basis and tax basis unrealized appreciation, net realized loss from investment transactions, and undistributed ordinary income is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $85,490.

At December 31, 2013, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$(129,231)	$—	$(129,231)	Non-Expiring

Permanent book and tax differences primarily attributable to the tax treatment of net operating losses and foreign currency gains, and adjustments for partnerships and return of capital distributions from C-Corporations, resulted in reclassification for the Fund for the period ended December 31, 2013 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(19,009)	$1,426	$17,583

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

Beech Hill Total Return Fund

We have audited the accompanying statement of assets and liabilities of Beech Hill Total Return Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period January 24, 2011(commencement of operations) through December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Beech Hill Total Return Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended,and the financial highlights for each of the two years in the period then ended and the period January 24, 2011 through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 24, 2014

18

Beech Hill Total Return Fund

PROXY VOTING (Unaudited)

December 31, 2013

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.

	Shares Voted	Shares Voted Against
	In Favor	or Abstentions
Mark H. Taylor	608,885,975	8,197,175
John V. Palancia	609,370,118	7,713,033
Andrew Rogers	609,691,730	7,391,421
Mark D. Gersten	609,750,246	7,332,904
Mark Garbin	609,702,446	7,380,704
19

Beech Hill Total Return Fund* - Adviser-Beech Hill Advisors, Inc.

 In connection with the regular meeting held on November 12-13, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Beech Hill Advisors, Inc.  (“BHA”) and the Trust, with respect to the Beech Hill Total Return Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that BHA is an established independent investment advisory firm specializing in developing tailored investment strategies with a high level of individual attention and service to individuals, families and institutional clients.   They further noted that BHA is privately owned by Beech Hill Securities, Inc. a full service broker dealer that executes trades for the Fund.  The Trustees reviewed BHA’s broker-dealer selection process and noted that transactions are executed through its affiliate on an agency basis and was satisfied that BHA is receiving competitive institutional commission rates and complying with best execution practices.  The Trustees reviewed the background information on the key investment personnel responsible for servicing the Fund and were satisfied with their investment management experience including hedge fund management.  The Trustees reviewed the services provided under the advisory agreement noting that BHA provides a comprehensive array of services to the Fund including idea generation, research, analysis, security selection and review, portfolio management, compliance, operational support and administration.  The Trustees further noted as a positive that, BHA’s affiliation with a larger organization allows it to leverage resources from its parent organization to provide overall support services to the Fund.  They considered that BHA combines fundamental, bottom up research process, macro top down research process, and technical analysis to make investment decisions for the Fund which is run pari passu with their entire advisory business which ensures no conflicts of interest and continuity.  The Trustees was satisfied with BHA’s approach of having an active asset allocation strategy providing balanced and non-correlated returns to mitigate some of the market risk, while investment diversity and avoiding sector and security concentrations can mitigate some volatility risks.  The Trustees reviewed BHA’s compliance procedures and noted that there have been no material compliance or litigation issues reported since the last contract approval that would have an adverse effect on BHA’s ability to operate.  The Trustees were satisfied that adviser is a well-

20

organized, experienced firm with access to sufficient resources and concluded they will continue to provide a level of high quality service to the Fund and its shareholders.

Performance.  The Trustees reviewed the performance of the Fund as compared to its peer group and Morningstar category average noting that, although it realized positive returns (6.90% for Class A shares for the one year period), it underperformed both benchmarks (10.35% and 11.82%, respectively).  They noted similar underperformance since the Fund’s inception.  They noted that BHA has achieved high correlation to the S&P 500 Total Return Index, but nonetheless underperformed.  The Trustees further noted that BHA occasionally takes a defensive stance and goes to cash, and it appears that BHA took this approach in September 2013, which may have contributed to the Fund’s underperformance.  The Trustees concluded that the Fund’s performance reflects the strategy’s response to market movements and tactical shifts made pursuant to BHA’s investment strategy.  They concluded that strategy adjustments discussed by BHA in the materials appeared responsive to the performance challenges.

Fees and Expenses.  The Trustees discussed the Fund’s management fee and expense ratio.  They noted the management fee of 1.00% was slightly lower than the peer group average of 1.09%, and in line with the Morningstar Moderate Allocation category average of 0.98% and lower than BHA’s typical separate account fee.  With respect to the net expense ratio, they noted the Fund’s expense ratio (2.50% for class C shares) is similarly competitive relative to the peer group (2.57%) and Morningstar category (2.07%).  The Trustees additionally noted that BHA is currently waiving its management fee and/or reimbursing the Fund for certain expenses.  The Trustees agreed that the advisory fee is reasonable.

Economies of Scale.  The Trustees noted that there is an expense limitation agreement in place that will benefit shareholders. The Trustees concluded that until the Fund reaches a more significant size, the absence of breakpoints is acceptable.  The Trustees agreed to revisit the matter of economies of scale at the Fund’s first annual review.

Profitability.  The Trustees reviewed a profitability analysis provided by BHA and noted that while BHA does not receive additional benefits; e.g., 12b-1 fees for marketing or soft dollars for research, in connection with its relationship with the Fund an affiliated broker dealer does receive 12b-1 fees and brokerage commissions from the Fund.  The Trustees considered the Fund’s current asset level noting that BHA anticipates growth to $500m within 5 years.  They noted that BHA realized a loss in connection with its relationship with the Fund during the last year, and is currently waiving its full advisory fee in addition to bearing financial responsibility for the direct expenses of the operation of the Fund.  Based on the information provided, the Trustees concluded that BHA is not realizing a profit from its relationship with the Fund.

Conclusion.  Having requested and received such information from BHA as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Beech Hill Total Return Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

21

Beech Hill Total Return Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2013

As a shareholder of the Beech Hill Total Return Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Beech Hill Total Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Beech Hill Total Return Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 – 12/31/13	Expense Ratio During Period** 7/1/13 – 12/31/13
Class A	$1,000.00	$1,140.70	$9.44	1.75%
Class C	1,000.00	1,136.90	13.47	2.50

Hypothetical (5% return before expenses)	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During Period* 7/1/13 – 12/31/13	Expense Ratio During Period** 7/1/13 – 12/31/13
Class A	$1,000.00	$1,016.38	$8.89	1.75%
Class C	1,000.00	1,012.60	12.68	2.50

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.
22

Beech Hill Total Return Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	105	AdvisorOne Funds (16 portfolios) (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	105	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	105	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	105	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

12/31/13 – NLFT_v2

23

Beech Hill Total Return Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	105	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^	These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees. For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-760-0005.

12/31/13 – NLFT_v2

24

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
25

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
26

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-760-0005 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-760-0005.

INVESTMENT ADVISOR

Beech Hill Advisors, Inc

880 Third Ave., 16th Floor

New York, NY 10022

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that Mark Taylor, Anthony Hertl, and Mark Gersten are independent audit committee financial experts.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $12,700

(b)

Audit-Related Fees

2013 – None

(c)

Tax Fees

2013 - $3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 – None

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/7/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/7/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/7/14